EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TETRAGENEX PHARMACEUTICALS, Inc. (the "Company") on Form 10QSB/A-2 for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the " Report"), I, Martin F. Schacker, CEO, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        TETRAGENEX PHARMACEUTICALS, INC.





                                        BY: /s/ Martin F. Schacker
                                            -------------------------------
                                            MARTIN F. SCHACKER
                                            CEO

                                                   May 11, 2007
                                                   ------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TETRAGENEX PHARMACEUTICALS, Inc. (the "Company") on Form 10QSB/A-2 for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the " Report"), I, Neil Martucci, CFO, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        TETRAGENEX PHARMACEUTICALS, INC.





                                        BY: /s/ Neil Martucci
                                            -------------------------------
                                            NEIL MARTUCCI
                                            CFO

                                                   May 11, 2007
                                                   ------